Universal Technical Institute, Inc. Q3 FY2025 Investor Presentation

2 Forward-Looking Statements All statements contained in this presentation, other than statements of historical fact, are "forward-looking" statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). These forward-looking statements which address our expected future business and financial performance, may contain words such as "goal," "target," "future," "estimate," "expect," "anticipate," "intend," "plan," "believe," "seek," "project," "may," "should," "will," the negative form of these expressions or similar expressions. Examples of forward-looking statements include, among others, statements regarding (1) the Company’s expectation that it will meet its fiscal year 2025 guidance for new student start growth, revenue growth, net income, diluted earnings per share, Adjusted EBITDA and Adjusted Free Cash Flow; (2) the Company’s expectation that it will continue to expand its value proposition and build a business that can grow in double digits with potential upside, regardless of the economic environment; and (3) the Company’s expectation that it will succeed in new program launches next year. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could affect our actual results include, among other things, failure of our schools to comply with the extensive regulatory requirements for school operations; shifts in higher education laws, regulation and policy at the federal and state levels; our failure to maintain eligibility for or our ability to process federal student financial assistance funds; the effect of current and future Title IV Program regulations arising out of negotiated rulemakings, including any potential reductions in funding or restrictions on the use of funds received through Title IV Programs; the effect of future legislative or regulatory initiatives related to veterans’ benefit programs; continued Congressional examination of the for-profit education sector; regulatory investigations of, or actions commenced against, us or other companies in our industry; our failure to execute on our growth and diversification strategy, including effectively identifying, establishing and operating additional schools, programs or campuses; our failure to realize the expected benefits of our acquisitions, or our failure to successfully integrate our acquisitions; our failure to improve underutilized capacity at certain of our campuses; enrollment declines or challenges in our students’ ability to find employment as a result of macroeconomic conditions; our failure to maintain and expand existing industry relationships and develop new industry relationships; our ability to update and expand the content of existing programs and develop and integrate new programs in a timely and cost-effective manner while maintaining positive student outcomes; a loss of our senior management or other key employees; failure to comply with the restrictive covenants and our ability to pay the amounts when due under the credit agreement; the effect of our principal stockholder owning a significant percentage of our capital stock, and thus being able to influence certain corporate matters and the potential in the future to gain substantial control over our company; the effect of public health pandemics, epidemics or outbreak, including COVID-19, and other risks that are described from time to time in our public filings. Further information on these and other potential factors that could affect the financial results or condition may be found in the company's filings with the SEC. Any forward-looking statements made by us in this presentation are based only on information currently available to us and speak only as of the date on which it is made. We expressly disclaim any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, changes in expectations, any changes in events, conditions or circumstances, or otherwise.

Leading Workforce Solutions Education Provider

Addressing Skills Gaps Through

2

In-Demand Industry Segments

Transportation and Skilled Trades

UNIVERSAL TECHNICAL INSTITUTE

Healthcare

CONCORDE

32	35+	4 / 5	22k+
Campuses Nationwide *+3 announced*[1]	Program Offerings	Grads Employed Within 1 Year[2]	Active Students

[1] New campus openings are subject to appropriate regulatory approvals.

[2] On average, across all programs all campuses nationwide. Employment rates may vary significantly by program and by campus. See slides 18 and 20 of this presentation as well as UTI.edu/disclosures and the individual campus pages on Concorde.edu for additional information.

Strong Financial Outlook*

$830-835M

FY2025 Revenue Guidance

$56-60M

FY2025 Net Income Guidance

$124-128M

FY2025 Adj. EBITDA Guidance

"North Star Strategy Phase II outlines achieving over $1 billion in yearly revenue and approaching $200 million in Adjusted EBITDA by fiscal 2029."

[per earnings transcript 8/6/2025]

* See slide 15 for additional details.

Note: For detailed reconciliations of Non-GAAP measures see the Appendix.

3

Compelling Investment Thesis

Proven and achievable growth strategy[1] built on the repeatable building blocks that have driven the Company's successful evolution

Consistently meeting or exceeding expectations with proactive management and strong business visibility


Universal Technical Institute, Inc.

Leading educational platforms serving critical, in-demand markets with favorable long-term trends

Strong student outcomes[2] **and positive regulatory metrics** driven by enterprise-wide emphasis on our students

Successful and ongoing transformation efforts supporting optimized operating model and margin expansion

Healthy balance sheet and disciplined capital allocation plan driving continued growth and shareholder value creation

[1] See Company press release 8/5/2024 "Universal Technical Institute, Inc. Announces Next Phase of 'North Star Strategy' to Accelerate Growth, Diversification and Optimization."
[2] Per recent years' accreditor reporting results. See slides 18 and 20 in this presentation as well as uti.edu/disclosures and the individual campus pages on concorde.edu for additional information.

4

Diversified Platform of In-Demand Programs

Universal Technical Institute

Example Programs

- Auto/Diesel/Motorcycle/Marine Technician
- Welding
- Energy Technology and Wind Power
- Aviation Maintenance, Airframe and Powerplant
- Robotics and Automation





- $486M Revenue in FY2024
- ~14k Avg Students in FY2024
- 15+ programs across Transportation, Energy, & Skilled Trades
- 15 Campuses[1] in 9 States, plus 2 additional Campuses announced[2]
- In-person and Hybrid/Blended formats

Concorde

Example Programs

- Dental Hygienist/Assistant
- Medical Assistant
- Practical/Vocational/Registered Nursing
- Healthcare Administration
- Physical and Occupational Therapy Assistants





- $246M Revenue in FY2024
- ~8k Avg Students in FY2024
- 20+ programs in Dental, Allied Health, Nursing, Patient Care and Diagnostics
- 17 Campuses in 8 States, plus 1 additional Campus announced[2]
- In-person, Hybrid/Blended, and Fully Online formats

1 With the now-completed consolidation of the UTI and MIAT campuses in Houston, the UTI division campus count has been reduced from 16 to 15 total campuses.
2 New campus openings are subject to appropriate regulatory approvals.

Note: See Appendix for more details by Division

5

6 0% 5% 10% 15% 20% 25% 30% JO B G R O W TH 2 02 3- 20 33 ANNUAL JOB OPENINGS 2023-2033 Offerings Across Transportation, Skilled Trades, and Healthcare Address Labor Market Needs 60% Practical/Vocational/Registered Nursing Dental Hygienists & Assistants Physical and Occupational Therapy Assistants Healthcare Administration Medical Assistants Ex am pl e C on co rd e H ea lth ca re P ro gr am s Ex am pl e U TI T ra ns po rta tio n, En er gy , & Sk ille d Tr ad e Pr og ra m s Wind Turbine Service Technicians Aircraft Mechanics & Technicians Welding HVACR Mechanics & Installers Auto Body Repairers Auto/Diesel Technicians Note: Projections as per the Occupational Outlook Handbook published annually by the U.S. Bureau of Labor Statistics www.bls.gov, August 2024. Job openings include those due to net employment changes and net replacements.

7 High-quality, state-of-the-industry technical and healthcare training facilities supporting successful student outcomes

8 Acquisitions and Program Expansions MIAT (closed FY2022), Concorde (closed FY2023) Marketing and Admissions Optimization Increased focus on high school and local, as well as lead conversion Program and Curricula Additions Programs launched at existing campuses, New MSATs, On-Base Military Programs, EV Curriculum Real Estate Rationalization Run-rate EBITDA improvements realized; continued emphasis on capacity utilization Blended Learning Improving student experience and space and instructor efficiencies New Campuses Bloomfield, NJ 2018; Austin, TX 2022; Miramar, FL 2022; More to come beginning FY2026 Continuing a Multi-Year Transformation Journey Note: For detailed reconciliations of Non-GAAP measures see the Appendix. Net Income ($33) Adj EBITDA ($6) Net Income $56-$60 Adj EBITDA $124-$128

Delivering on Expectations and Creating Shareholder Value

Note: Analyst Consensus, Share Price, and Market Capitalization figures updated as of Market close 8/5/2025

Revenue ($M)	FY'22	FY'23	FY'24	FY'25E
Early Estimate	-	-	$700+	~$800
Initial Guidance	$405-$420	$595-$610	$705-$715	$800-$815
Revised Guidance	$410-$420	$602-$605	$720-$730	$830-$835
Analyst Consensus	$420	$603	$728	$829
Actual	**$419**	**$607**	**$733**	

Adj. EBITDA* ($M)	FY'22	FY'23	FY'24	FY'25E
Early Estimate	-	-	~$100	~$120
Initial Guidance	$50-$55	$58-$62	$98-$102	$120-$124
Revised Guidance	$52-$55	$62-$64	$102-$104	$124-$128
Analyst Consensus	$54	$63	$103	$126
Actual	**$56****	**$64**	**$103**	



$40
$35
$30
$25
$20
$15
$10
$5
Share Price: ~$7.00
Market Cap: $0.2B
Share Price: ~$32.00
Market Cap: $1.7B
Aug-22
Oct-22
Jan-23
Apr-23
Jul-23
Sep-23
Dec-23
Mar-24
Jun-24
Aug-24
Nov-24
Feb-25
May-25
Jul-25
Weekly Trading Volume
Share Price

**For detailed reconciliations of Non-GAAP measures see the Appendix.*

***As-reported FY2022 Adj EBITDA. Accounting for stock-based compensation which became an add-back beginning FY2023, the restated FY2022 Adj EBITDA was $60M as shown elsewhere in this presentation.*

9

Executing Multifaceted Approach in Ongoing Expansion Efforts1 Optimize Add New Optimized Tailored Co-branded Program Expansions New Campuses Continue to add programs from our current portfolio to more existing campus locations Increase the capacity of current programs in current locations Launch new, in-demand program areas we do not currently offer Improved model for new campuses with more offerings for students and stronger financial profile for the company Geography-specific sites with a customized set of programs, for example skilled-trades-only2 locations for the UTI division in new markets, requiring less space and start-up costs 1. All initiatives contingent on requisite regulatory approvals. 2. Skilled-trades-only UTI campuses may include programs such as HVACR, Welding, Energy & Robotics but exclude Auto & Diesel, resulting in significant reductions to square footage and CapEx requirements. 3. See, for example, Company press release 8/1/2024 announcing a first-of-its-kind partnership to develop a co-branded campus with Heartland Dental. 10 Leverage deep industry relationships to partner in launching locations that will address the significant demand for our students in the workforce3

11 Regulatory & Accreditation Review Program Fit & Institutional Strengths Disciplined approach ensures we scale strategically, not just rapidly, & that each growth initiative delivers long-term value. Our exclusive data-driven model integrates demographic, regulatory, and financial inputs to prioritize campus and program expansions that align with market demand and our mission to serve career-ready students. Proprietary Framework for Sustainable Growth Competition & Saturation Mapping Population & Geo- Market Analysis Partnership Potential Capital Allocation Considerations & Return Thresholds A robust set of criteria is evaluated in selecting future locations and programs. Site Selection & Feasibility Student Acquisition Cost & Yield Modeling Return on Education Forecast

Robust Incremental Program and New Campus Opportunities



UTI Location
Concorde Location
Announced Location
Fort Myers, FL (Concorde)
Atlanta, GA (UTI)
San Antonio, TX (UTI)
UTI Campuses
Concorde Campuses
UTI & Concorde Campuses

UTI Program Additions ★		
Aviation	• Avondale, AZ	• Long Beach, CA • Miramar, FL
Electrical, Electronics, & Industrial Technology (EEIT)		• Exton, PA • Mooresville, NC
HVACR	• Austin, TX • Avondale, AZ • Bloomfield, NJ • Long Beach, CA	• Mooresville, NC • Orlando, FL • Sacramento, CA
Industrial Maintenance		• Lisle, IL • Rancho Cucamonga, CA
Robotics & Automation	Exton, PA	• Lisle, IL • Mooresville, NC • Rancho Cucamonga, CA
Welding		• Sacramento, CA
Wind Power		• Lisle, IL • Rancho Cucamonga, CA

Concorde Program Additions ★		
Associate of Science in Nursing	• Jacksonville, FL	
Cardiovascular Sonography	• Orlando, FL	• San Bernadino, CA
Dental Hygiene	• Jacksonville, FL	• Miramar, FL • Portland, OR
Diagnostic Medical Sonography		• Orlando, FL
Respiratory Therapy		• Online Option
Surgical Technology		• Garden Grove, CA*
Short Programs **Phlebotomy & Sterile Processing Technician**	• Aurora, CO • Dallas, TX • Garden Grove, CA† • Grand Prarie, TX • Jacksonville, FL • Kansas City, MO • Memphis, TN	• Miramar, FL • North Hollywood, CA • Orlando, FL • Portland, OR* • San Antonio, TX • Southaven, MS†† • Tampa, FL

* Program not yet open at this location; some still pending regulatory approvals.
†Phlebotomy only, no Sterile Processing Technician program.
††Sterile Processing Technician only, no Phlebotomy program.

Note: See slides 19 and 21 in appendix for full listing of program offerings by campus; New campus and program openings are subject to regulatory approvals.

12

$733 $830-$835 $1,100+ FY24 FY25 FY29 North Star Strategy Expected to Drive Continued Growth 13 New Campuses Leverage new, optimized models and refined program mix formats to expand geographic footprint Program Expansions Continue additions of current programs to existing campuses & increasing capacity of current programs offered New Program Offerings Acquisitions and new program development efforts provide future opportunities Optimized for Growth and Scale Investments in centralized functions, systems and processes provide platform for continued scaling of the business Acquisitions Strategic and disciplined approach for evaluating new opportunities Note: FY26-FY29 initiatives as per Company’s strategic announcement 8/5/24; Chart intended to be indicative of growth trajectory, though actual results may differ. Organic Growth Program Expansion Initiatives New Campuses Adj EBITDA Approaching $200M Net Income $56-$60 Adj EBITDA $124-$128 Growth Investments Accelerating in FY26-FY27 Net Income $42 Adj EBITDA $103

14 Business Outlook Fiscal 2025 Guidance

15 Fiscal 2025 Guidance $ millions except EPS 1 Beginning in FY2023, Net Income and EPS impacted by a significant effective tax rate increase due to the valuation allowance reversal in FY2022, increased interest expense, and higher D&A. 2 Beginning in FY2023 Adj EBITDA excludes stock-based compensation; FY2022 updated for comparison. 3 Beginning in FY2025, growth investments for program expansion and new campus initiatives are no longer included as add-backs in Adj EBITDA and Adj FCF calculations, affecting year-over-year comparability. Note: For detailed reconciliations of Non-GAAP measures see the Appendix.

Growth Investments[1]

Universal Technical Institute, Inc. Announces Next Phase of "North Star Strategy" to Accelerate Growth, Diversification and Optimization[2]

Strategy expected to deliver approximately 10 percent revenue CAGR and expand Adjusted EBITDA margin to nearly 20 percent through fiscal 2029

PHOENIX, August 5, 2024 -- Universal Technical Institute, Inc., a leading workforce solutions provider, today announced the next phase of its "North Star Strategy" to accelerate the company's mission to close the skilled workforce gap in America …"we expect to launch a minimum of six programs annually at our existing campuses beginning in fiscal year 2025 and open at least two new campuses each year between fiscal years 2026 and 2029…"

Given the projected and ongoing nature of these strategic initiatives, effective fiscal 2025 the associated operating expense growth investments are no longer reported as one-time adjustments in the Company's non-GAAP adjusted EBITDA calculations nor will capital expenditure growth investments be added back in adjusted Free Cash Flow calculations as they have been previously.[3]

	Operating Expenses		Capital Expenses	
($ thousands)	FY2025	FY2024	FY2025	FY2024
Growth Investments (not adjusted)	~$6,000	-	~$27,000	-
Growth Investments (Non-GAAP add-backs)	-	$1,559	-	$5,667
Total Growth Investments	**~$6,000**	**$1,559**	**~$27,000**	**$5,667**

[1] While the Company continually invests in growth & transformation across the organization, "growth investments" in this context are specifically those expenses associated with program expansion initiatives and new campuses; FY2025 figures are estimates only, actual results may vary.

[2] See Company's press release 8/5/2024; All growth initiatives contingent on requisite regulatory approvals as applicable.

[3] For detailed reconciliations of Non-GAAP measures, see the Appendix.

16

17 Appendix

18 Business Overview • 15+ programs for in-demand fields across transportation and skilled trades • Program Mix (FY2024 Revenue): – Auto/Diesel 67%, Other Transportation 12%, Welding 8%, Other Skilled Trades 8%, and Industry Training 6% • Program additions and new campus launches remain part of the division’s growth roadmap Mission Statement To serve our students, partners, and communities by providing quality education and support services for in-demand careers. Universal Technical Institute Division Overview A leading provider of transportation, energy and skilled trades technical training, driven to change the world one life at a time by helping people achieve their dreams. 1 Fiscal 2024 2 Current active campuses – Additional campuses announced in Atlanta, GA and San Antonio, TX; New Campus openings subject to appropriate regulatory approvals 3 Based on most recent reporting periods. Ratios represent averages across UTI’s 4 OPEIDs, though individual program results may vary significantly from the mean. Note that effective this fiscal year, the 90/10 ratio includes all federal funding, including VA. This change is the primary driver for the yoy increase; Further, due to the COVID-19 pandemic, ED paused all loan payments from March 13, 2020 through September 30, 2023, significantly decreasing default rates. 4 Aggregated rates based on reporting in the ACCSC 2024 annual reports. Each of the ACCSC program outcomes is evaluated individually. The ACCSC reports exclude graduates from the employment rate calculation who were not available for employment because of continuing education, military service, health, incarceration, death or international student status. See UTI.edu/disclosures for further information. Summary Statistics Founded 1965 Revenue1 $486M Operating Inc.1 (Margin) $78M (16.0%) Adj. EBITDA1 (Margin) $104M (21.4%) Locations2 15 Campuses in 9 States Key Metrics Avg. Enrollment1 ~14k Students Cohort Default Rate3 0% 90/10 Ratio3 ~79% Graduation Rate4 ~70% Employment Rate4 ~82% Composite Score: Calculated and reported only at an enterprise level. Reported score for FYE 9/30/24 was 2.3. Note: For detailed reconciliations of Non-GAAP measures see the Appendix.

UTI Division Programs by Location

	Austin, Texas	Avondale, Arizona[1]	Bloomfield, New Jersey	Canton, Michigan	Dallas, Texas	Exton, Pennsylvania	Houston, Texas	Lisle, Illinois	Long Beach, California	Miramar, Florida	Mooresville, North Carolina	Orlando, Florida[2]	Rancho Cucamonga, California	Sacramento, California
Transportation														
Airframe & Powerplant		✓		✓			✓		✓	✓				
Automotive	✓	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Collision							✓		✓					
Diesel	✓	✓	✓		✓	✓	✓	✓	✓	✓		✓	✓	✓
Marine												✓		
Motorcycle		✓										✓		
MSAT		✓	✓			✓	✓	✓	✓	✓	✓	✓	✓	✓
NASCAR Tech											✓			
Energy														
Energy Technology				✓										
Wind Power				✓			✓	✓					✓	
Skilled Trades														
CNC Machining											✓			
HVACR	✓	✓	✓	✓			✓		✓	✓	✓	✓	✓	✓
Industrial Maintenance				✓			✓	✓					✓	
Non-Destrictive Testing							✓							
Robotics & Automation				✓			✓	✓					✓	
Welding	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
Electrical, Electronics & Industrial Technology (EEIT)														
Electrical, Electronics & Industrial Technology						✓					✓			
Electrical, Wind Turbine Technology						✓								
Electrical & Industrial Maintenance Technology											✓			
Electrical, Robotics & Automation Technology											✓			

MSAT = Manufacturer-Specific Advanced Training (offerings vary by location)

Note some programs above have been announced but are not yet open at all locations shown.

[1] UTI Avondale and Motorcycle Mechanics Institute Phoenix
[2] UTI Orlando and Orlando Motorcycle & Marine Mechanics Institutes

19

20 Business Overview • 20+ programs for in-demand healthcare professional degrees and certifications • Program Mix (FY2024 Revenue): – Dental 27%, Medical Assisting 22%, Other Allied Health 22%, Nursing 17%, Diagnostic 9%, and Health Services Management 3% • Program expansions into existing campuses will continue in FY2025 and beyond Healthcare education provider focused on preparing America’s next generation of healthcare professionals for rewarding careers in areas such as dental, patient care, nursing and allied health. 1 Fiscal 2024 2 Current active campuses – Additional campus announced in Fort Myers, FL; New Campus openings subject to appropriate regulatory approvals 3 Based on most recent reporting periods and represent approximate averages across Concorde’s 12 OPEIDs, though individual program results may vary significantly from the mean. Note that due to the COVID-19 pandemic, ED paused all loan payments from March 13, 2020 through September 30, 2023, significantly decreasing default rates. 4 Aggregated rates for the 14 campuses accredited by ACCSC based on reporting in the ACCSC 2024 annual reports and excludes the two campuses not accredited by ACCSC. Each of the ACCSC program outcomes is evaluated individually. The ACCSC reports exclude graduates from the employment rate calculation who were not available for employment because of continuing education, military service, health, incarceration, death or international student status. See disclosures on the individual campus pages on Concorde.edu for additional information. Mission Statement To prepare committed students for successful employment in a rewarding health care profession through high-caliber training, real world experience and student-centered support. . Summary Statistics Founded 1968 Revenue1 $246M Operating Inc.1 (Margin) $21M (8.4%) Adj. EBITDA1 (Margin) $28M (11.5%) Locations2 17 Campuses in 8 States Key Metrics Avg. Enrollment1 ~8k Students Cohort Default Rate3 0% 90/10 Ratio3 ~76% Graduation Rate4 ~73% Employment Rate4 ~85% Concorde Career Colleges Division Overview © GeoNames, Microsoft, TomTom Powered by Bing Note: For detailed reconciliations of Non-GAAP measures see the Appendix. Composite Score: Calculated and reported only at an enterprise level. Reported score for FYE 9/30/24 was 2.3.

Concorde Division Programs by Location

	Aurora, Colorado	Dallas, Texas	Garden Grove, California	Grand Prarie, Texas	Jacksonville, Florida	Kansas City, Missouri	Memphis, Tennessee	Miramar, Florida	North Hollywood, California	Orlando, Florida	Portland, Oregon	San Antonio, Texas	San Bernadino, California	San Diego, California	Southaven, Mississippi	Tampa, Florida	Online
Nursing																	
Nursing (BS)	✓					✓											
Nursing Practice (AS/AAS)					✓		✓										
Practical / Vocational Nursing (Diploma)	✓	✓	✓	✓	✓	✓			✓		✓		✓	✓			
RN to BSN																	✓
Dental																	
Dental Assisting (AS/AAS)																	✓
Dental Assisting (Diploma)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	
Dental Hygiene (AS/AAS)	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓		✓	
Diagnostic																	
Cardiovascular Sonography (AS/AAS)	✓	✓			✓	✓	✓	✓		✓	✓	✓	✓	✓		✓	
Diagnostic Medical Sonography (AS/AAS)	✓	✓			✓	✓	✓	✓		✓	✓	✓		✓		✓	
Neurodiagnostic Technology (AS/AAS)				✓			✓						✓				
Polysomnographic Technology (Diploma)				✓			✓				✓		✓				
Radiologic Technology (AS/AAS)	✓						✓										
Patient Care																	
Massage Therapy (Diploma)							✓								✓		
Occupational Therapy Assistant (AS/AAS)							✓										
Physical Therapist Assistant (AS/AAS)	✓	✓	✓		✓	✓	✓	✓	✓			✓		✓			
Respiratory Therapy (AS/AAS)	✓	✓	✓		✓	✓	✓	✓	✓		✓	✓	✓			✓	✓
Surgical Technology (AS/AAS)	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓	
Allied Health																	
Dental Hygiene (BS)																	✓
Healthcare Administration (BS)																	✓
Medical Assistant (Diploma)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	
Medical Assisting (AS/AAS)																	✓
Medical Office Administration (Diploma)																	✓
Medical Office Professional (AS/AAS)																	✓
Medical Office Professional (Diploma)							✓								✓		
Pharmacy Technician (AS/AAS)																	✓
Pharmacy Technician (Diploma)			✓				✓	✓		✓						✓	
Phlebotomy Technician (Diploma)	✓	✓		✓	✓	✓	✓	✓		✓		✓			✓	✓	
Sterile Processing Technician (Diploma)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓				✓	
Continuing Education																	
Radiography					✓			✓		✓						✓	

Note some programs above have been announced but are not yet open

Kansas City location includes both a main campus and a smaller satellite campus

21

22 Illustrative Organic Growth Opportunities ($10) $0 $10 $20 $30 $40 $50 Year 0/1 Year 2 Year 3 Year 4 Year 5 New Campus* ($0.5) $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 Year 0/1 Year 2 Year 3 Year 4 Year 5 HVACR (UTI) ($1) $0 $1 $2 $3 $4 $5 Year 0/1 Year 2 Year 3 Year 4 Year 5 Dental Hygiene (Concorde) Note: Financial projections based on management’s current beliefs, expectations and assumptions about future events, conditions and results. Representative figures include startup expenses and are not fully burdened (i.e., exclude allocated corporate and marketing costs and working capital considerations). Growth strategy expected to include additional program expansions and new campuses. Below examples are for directional guidance on financial impact. HVACR Program Dental Hygiene Program UTI Division Concorde Division CapEx Requirement $8M-$28M ~$0.8M ~$2.5M IRR (10-year) 30%+ 55%+ 30%+ Sq Footage Requirement 35,000-115,000 4,500 7,500 Avg Students 600-1,300 ~110 ~70 New Campus *Pro forma optimized campus projections shown. Actual financial profiles will vary by location and program mix. = UTI = Concorde

23 Differentiated Industry Partnerships UTI’s relationships with more than 30 leading brands, and other industry and employer partners for both UTI and Concorde, provide unique value propositions and competitive differentiation for our schools and students. On 8/1/24 the Company announced a first-of-its-kind partnership with Heartland Dental to develop a co-branded campus for dental hygiene and dental assistant programs.

24 Non-GAAP Information

25 In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company also discloses certain non-GAAP financial information. These financial measures are not recognized measures under GAAP and are not intended to be and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company discloses these non-GAAP financial measures because it believes that they provide investors an additional analytical tool to clarify its results of operations and identify underlying trends. Additionally, the Company believes that these measures may also help investors compare its performance on a consistent basis across time periods. The Company defines adjusted EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation and amortization, adjusted for stock-based compensation expense and items not considered normal recurring operations. The Company defines adjusted free cash flow as net cash provided by (used in) operating activities less capital expenditures, adjusted for items not considered normal recurring operations. Management utilizes adjusted figures as performance measures internally for operating decisions, strategic planning, annual budgeting and forecasting. For the periods presented, our adjustments for items that management does not consider to be normal recurring operations include: • Acquisition-related costs: We have excluded costs associated with both potential and announced acquisitions to allow for comparable financial results to historical operations and forward-looking guidance. • Integration-related costs for completed acquisitions: We have excluded integration costs related to business structure realignment and new programs for recent acquisitions to allow for comparable financial results to historical operations and forward-looking guidance. In addition, the nature and amount of such charges vary significantly based on the size and timing of the programs. By excluding the referenced expenses from our non-GAAP financial measures, our management is able to further evaluate our ability to utilize existing assets and estimate their long-term value. Furthermore, our management believes that • Restructuring costs: In December 2023, we announced plans to consolidate the two Houston, Texas campus locations to align the curriculum, student facing systems, and support services to better serve students seeking careers in in-demand fields. As part of the transition, the MIAT-Houston campus, acquired in November 2021, began a phased teach-out in May 2024, and such campus began operating under the UTI brand. Both facilities will remain in use, operated by UTI-Houston post-consolidation. As of March 31, 2025, the only remaining cost related to this restructuring is the potential for federal loan discharges. • Facility lease accounting adjustments: During 2024, we recorded a lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices. These adjustments are not considered part of normal recurring operations. • One-time costs associated with new campus openings: During fiscal 2022, we opened new campus locations in Austin, Texas and Miramar, Florida. We continued to incur one-time costs during fiscal 2023 for the campus opening as we completed the build-out of the remaining programs in the new facilities. We disclose any campus adjustments as direct costs (net of any corporate allocations). Outfitting a new campus requires significant facility improvements and modifications, and the purchase of technical equipment and training aids necessary for teaching our programs, the combination of which requires a significant investment by the Company which would not be considered part of normal recurring operations. To obtain a complete understanding of our performance, these measures should be examined in connection with net income (loss) and net cash provided by (used in) operating activities, determined in accordance with GAAP, as presented in the financial statements and notes thereto included in the annual and quarterly filings with the SEC. Because the items excluded from these non-GAAP measures are significant components in understanding and assessing our financial performance under GAAP, these measures should not be considered to be an alternative to net income (loss) or net cash provided by (used in) operating activities as a measure of our operating performance or liquidity. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring. Other companies, including other companies in the education industry, may define and calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative measure across similarly titled performance measures presented by other companies. A reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP measures is included in the following slides and investors are encouraged to review the reconciliations. Information reconciling forward-looking adjusted EBITDA and adjusted free cash flow to the most directly comparable GAAP financial measure is unavailable to the company without unreasonable effort. The company is not able to provide a quantitative reconciliation of forward-looking adjusted EBITDA or adjusted free cash flow to the most directly comparable GAAP financial measure because certain items required for such reconciliation are uncertain, outside of the company’s control and/or cannot be reasonably predicted, including but not limited to the provision for (benefit from) income taxes. Preparation of such reconciliation would require a forward-looking statement of income and statement of cash flows prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to the company without unreasonable effort. Use of Non-GAAP Financial Information

Adjusted EBITDA Reconciliation
($ in thousands)

	Guidance Midpoint Fiscal 2025	Actual Fiscal 2024	Actual Fiscal 2023
Net income, as reported	~$58,000	$42,001	$12,322
Interest expense, net	~1,700	3,157	3,795
Income tax expense	~21,500	14,229	5,765
Depreciation and amortization	~33,500	29,324	25,215
EBITDA	~$114,700	$88,711	$47,097
Stock-based compensation expense	~9,000	8,560	3,848
Acquisition-related costs[1]	~2,000	–	2,374
Integration-related costs for completed acquisitions[2]	(700)	6,049	8,585
Restructuring costs[3]	~1,000	185	–
Facility lease accounting adjustments[4]	–	(650)	–
One-time costs associated with new campus openings[5]	–	–	2,341
Adjusted EBITDA, non-GAAP	**~$126,000**	**$102,855**	**$64,245**
FY2025 Guidance Range	**$124,000-$128,000**		

1. Costs related to both announced and potential acquisition targets; FY2025 projected spend is an estimate and is fully contingent on acquisition-related spend this year, if any.
2. Costs related to integrating the MIAT programs at the UTI campuses and launching Concorde programs that were previously approved by regulatory bodies prior to the acquisition are presented in "Integration-related costs for completed acquisitions." In prior quarters, these costs were presented in a line labeled "Start-up costs for new campuses and program expansion." As the nature of the spend and activity are more aligned to integration, we have updated our presentation and recast the prior year for comparability. During the three months ended December 31, 2024, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022.
3. In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025. As of March 31, 2025, the only remaining cost related to this restructuring is the potential for federal loan discharges.
4. During 2024, we recorded a lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices. These adjustments are not considered part of normal recurring operations.
5. The Austin, TX and Miramar, FL campuses opened during FY2022. The adjustment reflects one-time opening costs incurred for both campuses.

Notes: The acquisition of Concorde closed on December 1, 2022 (FY2023), impacts comparability across periods;
Expected adjustments outlined for FY2025 are illustrative only and may differ from what is realized, either in the amounts &/or the categories shown.

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Adjusted Free Cash Flow Reconciliation
($ in thousands)

	Guidance Midpoint Fiscal 2025	Actual Fiscal 2024	Actual Fiscal 2023
Cash flow provided by operating activities, as reported	~$117,700	$85,895	$49,148
Purchase of property and equipment	~(55,000)	(24,298)	(56,685)
Free cash flow, non-GAAP	~62,700	$61,597	($7,537)
Adjustments			
Cash outflow for acquisition-related costs[1]	~2,000	-	2,347
Cash outflow for integration-related costs for completed acquisitions[2]	(700)	6,196	7,768
Cash outflow for integration-related PP&E[2]	-	4,330	10,530
Cash outflow for restructuring costs and PP&E[3]	~1,000	632	-
Cash outflow for facility lease accounting adjustments[4]	-	700	-
Cash outflow to purchase campuses[5]	-	-	26,156
Cash outflow for PP&E associated with new campus openings[6]	-	-	7,484
Cash outflow for one-time costs associated with new campus openings[6]	-	-	2,341
Adjusted Free Cash Flow, non-GAAP	**~$65,000**	**$73,455**	**$49,089**
FY2025 Guidance Range	**$62,000-$68,000**		

1. Costs related to both announced and potential acquisition targets; FY2025 projected spend is an estimate and is fully contingent on acquisition-related spend this year, if any.
2. Costs related to integrating the MIAT programs at the UTI campuses and launching Concorde programs that were previously approved by regulatory bodies prior to the acquisition are presented in "Cash outflow for integration-related costs for completed acquisition" and "Cash outflow for integration-related property and equipment." In prior quarters, these costs were presented in a line labeled "Cash outflow for start-up costs for new campuses and program expansion" and "Cash outflow for property and equipment for new campuses and program expansion." As the nature of the spend and activity are more aligned to integration, we have updated our presentation and recast the prior year for comparability. During the three months ended December 31, 2024, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022.
3. In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025. As of March 31, 2025, the only remaining cost related to this restructuring is the potential for federal loan discharges.
4. During 2024, we recorded a lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices. These adjustments are not considered part of normal recurring operations.
5. In March 2023 we purchased the three primary buildings and related land at our Orlando, FL campus.
6. The Austin, TX and Miramar, FL campuses opened during FY2022. The adjustment reflects one-time opening costs incurred for both campuses.

Note: Expected adjustments outlined for FY2025 are illustrative only and may differ from what is realized, either in the amounts &/or the categories shown.

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